UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG DISCOVERY FUND, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

                            PROXY QUESTION AND ANSWER

PROPOSED FUND CHANGES
-------------------------------------------------------------------------------

Q: ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 10, 2004?

A:       You are being asked to vote on the following three proposals:
o Proposal 1: To approve the agreement and plan of reorganization regarding your Strong Fund(s).
o Proposal 2: To approve an interim advisory agreement with Wells Fargo Funds Management, LLC (except for the Life Stage Portfolios and Index 500 Fund).
o Proposal 3: To approve an interim sub-advisory agreement (except for the Life Stage Portfolios and Index 500 Fund).

Q:   HAS THE BOARD OF DIRECTORS APPROVED THESE PROPOSALS?
A: The Board of Directors has unanimously agreed that all three proposals are in the shareholders' best interests and recommends that you vote in favor of them.

Q:   HOW WILL THIS PROPOSED REORGANIZATION AFFECT ME AS A SHAREHOLDER?
A: The proposed reorganizations will combine the Strong Funds and Wells Fargo Funds families. Some funds with similar investment objectives will be combined in the proposed reorganizations. Strong shareholders will become shareholders of the Wells Fargo Fund into which their Strong Fund is being reorganized.

        ------------------------------------ ---------------------------------- ----------------------------
                CURRENT STRONG FUND             ACQUIRING WELLS FARGO FUND          PORTFOLIO MANAGER *
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Bond                         Wells Fargo Montgomery Total       W. Stevens, M. Chandoha,
                                             Return Bond                        T. O'Connor
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Common Stock Fund            Wells Fargo Common Stock Fund      R. Weiss, A. Miletti
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Mid Cap Growth Fund          Wells Fargo Montgomery Mid Cap     J. Philpott, S. Roberts
                                             Growth Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Municipal Bond Fund          Wells Fargo Municipal Bond Fund    L. Fitterer, D. McAllister
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Short Duration Bond Fund     Wells Fargo Ultra-Short Duration   J. Mueller, T. Price
                                             Bond Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor Small Cap Value Fund         Wells Fargo Small Cap Value Fund   I. Charles Rinaldi
        ------------------------------------ ---------------------------------- ----------------------------
        Advisor U.S. Value Fund              Wells Fargo U.S. Value Fund        R. Costomiris
        ------------------------------------ ---------------------------------- ----------------------------
        Aggressive Portfolio                 Wells Fargo Life                   Not applicable
                                             Stage--Aggressive Portfolio
        ------------------------------------ ---------------------------------- ----------------------------
        Asia Pacific Fund                    Wells Fargo Asia Pacific Fund      A. Cragg
        ------------------------------------ ---------------------------------- ----------------------------
        Balanced Fund                        Wells Fargo Balanced Fund          D. Roberts, F. Koster
        ------------------------------------ ---------------------------------- ----------------------------
        Blue Chip Fund                       Wells Fargo Large Company Growth   J. Dale, G. Nussbaum
                                             Fund                               (Peregrine Capital
                                                                                Management)
        ------------------------------------ ---------------------------------- ----------------------------
        Conservative Portfolio               Wells Fargo Life                   Not applicable
                                             Stage--Conservative Portfolio
        ------------------------------------ ---------------------------------- ----------------------------
        Corporate Bond Fund                  Wells Fargo Corporate Bond Fund    J. Rilling, J. Newton
        ------------------------------------ ---------------------------------- ----------------------------
        Corporate Income Fund                Wells Fargo Montgomery Total       W. Stevens, M. Chandoha,
                                             Return Bond Fund                   T. O'Connor
        ------------------------------------ ---------------------------------- ----------------------------
        Discovery Fund                       Wells Fargo Discovery Fund         T. Pence, J. Leach
        ------------------------------------ ---------------------------------- ----------------------------
        Dividend Income Fund                 Wells Fargo Dividend Income Fund   J. Newell, R. Newell
        ------------------------------------ ---------------------------------- ----------------------------
        Dow 30 Value Fund                    Wells Fargo Dividend Income Fund   J. Newell, R. Newell
        ------------------------------------ ---------------------------------- ----------------------------
        Endeavor Fund                        Wells Fargo Capital Growth Fund    T. Pence
        ------------------------------------ ---------------------------------- ----------------------------
        Energy Fund                          Wells Fargo Dividend Income Fund   J. Newell, R. Newell
        ------------------------------------ ---------------------------------- ----------------------------
        Enterprise Fund                      Wells Fargo Enterprise Fund        T. Pence
        ------------------------------------ ---------------------------------- ----------------------------
        Florida Municipal Money Market Fund  Wells Fargo National Tax-Free      D. Sylvester, J. Bonilla
                                             Money Market Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Government Securities Fund           Wells Fargo Government             F. Koster, J. Mueller
                                             Securities Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Growth Fund                          Wells Fargo Growth Fund            T. Ognar, B. Nelson, B.
                                                                                Olson
        ------------------------------------ ---------------------------------- ----------------------------
        Growth 20 Fund                       Wells Fargo Growth Fund            T. Ognar, B. Olson, B.
                                                                                Nelson
        ------------------------------------ ---------------------------------- ----------------------------
        Growth and Income Fund               Wells Fargo Growth and Income      D. Katz (Matrix Asset
                                             Fund                               Advisors)
        ------------------------------------ ---------------------------------- ----------------------------
        Strong Heritage Money Fund           Wells Fargo Heritage Money         D. Sylvester, L. White
                                             Market Fund
        ------------------------------------ ---------------------------------- ----------------------------
        High-Yield Bond Fund                 Wells Fargo High Income Fund       T. Price
        ------------------------------------ ---------------------------------- ----------------------------
        Index 500 Fund                       Wells Fargo Index Fund             G. Genung, L. White
        ------------------------------------ ---------------------------------- ----------------------------
        Intermediate Municipal Bond Fund     Wells Fargo Intermediate           L. Fitterer, D. McAllister
                                             Tax-Free Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Large Cap Core Fund                  Wells Fargo Growth and Income      D. Katz (Matrix Asset
                                             Fund                               Advisors)
        ------------------------------------ ---------------------------------- ----------------------------
        Large Cap Growth Fund                Wells Fargo Large Cap Growth Fund  B. Olson, T. Ognar, B.
                                                                                Nelson
        ------------------------------------ ---------------------------------- ----------------------------
        Large Company Growth Fund            Wells Fargo Capital Growth Fund    T. Pence
        ------------------------------------ ---------------------------------- ----------------------------
        Mid Cap Disciplined Fund             Wells Fargo Mid Cap Disciplined    R. Costomiris
                                             Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Minnesota Tax-Free Fund              Wells Fargo Minnesota Tax-Free     A. Evans, S. Galiani
                                             Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Moderate Portfolio                   Wells Fargo Life Stage--Moderate    Not Applicable
                                             Portfolio
        ------------------------------------ ---------------------------------- ----------------------------
        Money Market Fund                    Wells Fargo Money Market Fund      D. Sylvester, L. White
        ------------------------------------ ---------------------------------- ----------------------------
        Multi Cap Value Fund                 Wells Fargo Small Cap Value Fund   I. Charles Rinaldi
        ------------------------------------ ---------------------------------- ----------------------------
        Municipal Bond Fund                  Wells Fargo Municipal Bond Fund    L. Fitterer, D. McAllister
        ------------------------------------ ---------------------------------- ----------------------------
        Municipal Money Market Fund          Wells Fargo Municipal Money        D. Sylvester, J. Bonilla
                                             Market Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Opportunity Fund                     Wells Fargo Opportunity Fund       R. Weiss, A. Miletti
        ------------------------------------ ---------------------------------- ----------------------------
        Overseas Fund                        Wells Fargo Overseas Fund          M. Beale, R. Lewis (New
                                                                                Star Institutional
                                                                                Managers Limited)
        ------------------------------------ ---------------------------------- ----------------------------
        Short-Term Bond Fund                 Wells Fargo Short-Term Bond Fund   J. Mueller, T. Price
        ------------------------------------ ---------------------------------- ----------------------------
        Short-Term High Yield Bond Fund      Wells Fargo Short-Term High        T. Price
                                             Yield Bond Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Short-Term High Yield Municipal      Wells Fargo Short-Term Municipal   L. Fitterer
        Fund                                 Bond Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Short-Term Income Fund               Wells Fargo Short-Term Bond Fund   T. Price, J. Mueller
        ------------------------------------ ---------------------------------- ----------------------------
        Short-Term Municipal Bond Fund       Wells Fargo Short-Term Municipal   L. Fitterer
                                             Bond Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Small Company Value Fund             Wells Fargo Small Cap              R. Costomiris
                                             Disciplined Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Small/Mid Cap Value Fund             Wells Fargo Small/Mid Cap Value    I. Charles Rinaldi
                                             Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Strategic Value Fund                 Wells Fargo U.S. Value Fund        R. Costomiris
        ------------------------------------ ---------------------------------- ----------------------------
        Tax-Free Money Fund                  Wells Fargo National Tax-Free      D. Sylvester, J. Bonilla
                                             Money Market Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Technology 100 Fund                  Wells Fargo Specialized            W. Price, H. Chen (RCM
                                             Technology Fund                    Capital Management)
        ------------------------------------ ---------------------------------- ----------------------------
        Ultra Short-Term Income Fund         Wells Fargo Ultra Short-Term       J. Mueller, T. Price
                                             Income Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Ultra Short-Term Municipal Income    Wells Fargo Ultra Short-Term       L. Fitterer
        Fund                                 Municipal Income Fund
        ------------------------------------ ---------------------------------- ----------------------------
        U.S. Emerging Growth Fund            Wells Fargo Montgomery Small Cap   J. Philpott, S. Roberts
                                             Fund
        ------------------------------------ ---------------------------------- ----------------------------
        Value Fund                           Wells Fargo Large Company Core     D. Katz (Matrix Asset
                                             Fund                               Advisors)
        ------------------------------------ ---------------------------------- ----------------------------
        Wisconsin Tax-Free Fund              Wells Fargo Wisconsin Tax-Free     L. Fitterer
                                             Fund
        ------------------------------------ ---------------------------------- ----------------------------
     *Except where indicated otherwise,  all Portfolio Managers will be employed by Wells Capital Management, Inc.

-------------------------------------------------------------------------------

Q:   WHAT IS THE TIMETABLE FOR THE PROPOSED REORGANIZATION?
A:

-------------------------------------------------------------------------------
ANTICIPATED TIME    EVENT
FRAME
-------------------------------------------------------------------------------
October 2004        Proxy  voting*  materials  mailed to  shareholders  of
                    record as of October 1, 2004.
-------------------------------------------------------------------------------
December 2004       Shareholder  meeting on December 10, 2004--proxy votes
                    must be received prior to the meeting.  Meeting will be held at 100 Heritage Reserve.
-------------------------------------------------------------------------------
January 2005        Wells Fargo  Funds  Management  LLC becomes  investment
                    adviser to the Strong mutual funds listed above--if approved by shareholders.
-------------------------------------------------------------------------------
April 2005          Strong Fund reorganizations expected to take place.
-------------------------------------------------------------------------------
*A PROXY VOTE ALLOWS RECORD DATE FUND SHAREHOLDERS TO CAST A VOTE WITHOUT ATTENDING THE SHAREHOLDER MEETING ON DECEMBER 10, 2004.

Q:   WHO IS ENTITLED TO VOTE?
A: Any person who owned shares of the Strong Fund on the "record date," which is October 1, 2004, who have the authority to vote their shares will receive proxy materials and are encouraged to vote their proxy. You may cast one vote for each whole share and a fractional vote for each fractional share of the Strong Fund you owned on the record date.

Q: WILL CLIENTS RECEIVE A CONFIRMATION WHEN THEY HAVE COMPLETED VOTING THEIR PROXY?
A: Clients will not receive a confirmation of their proxy unless they vote by telephone with the Funds' proxy solicitor. If clients vote online, they will be able to print a confirmation of their proxy vote.

Q: WHAT IF SHAREHOLDERS OF A CERTAIN STRONG FUND DO NOT APPROVE THE PROPOSED REORGANIZATIONS?
A: In this event, the Strong Fund would not participate in the reorganization and the Strong Funds Board of Directors/Trustees would determine an appropriate course of action.

THE PROXY SOLICITATION
-------------------------------------------------------------------------------

Q: WILL OUR WEBSITE PROVIDE CLIENTS WITH ANY INFORMATION REGARDING THE PROPOSED FUND REORGANIZATIONS?
A: Yes, our website will include information regarding the proxy solicitation. It will include a list of frequently asked questions along with the procedure to follow to vote.

Q: WHAT IF A CLIENT HAS TROUBLE ACCESSING PROXY MATERIALS RECEIVED THROUGH EDOCUMENTS, THEY LOSE THEM, OR NEVER RECEIVED THEM? WHAT SHOULD WE DO?
A: Strong Client Relationship Team representatives should transfer these calls to the Proxy Help Desk.

     Proxy questions received by BFDS Call Center representatives or other Wells Fargo entities should be transferred to D.F. King at 1-800-755-7250.

Q:   HOW DO I HANDLE A CLIENT WHO CALLS US WANTING TO VOTE OVER THE PHONE?
A: Clients who call wanting to vote over the phone need to be transferred to D.F. King, our Proxy solicitation firm, at 1-800-755-7250. You should also be aware that D.F. King may transfer clients to us should they have a client on the line asking account specific questions they are unable to answer.

Q: IF SHAREHOLDERS APPROVE THE CHANGES PROPOSED IN THE PROXY, ON WHAT DATE WILL THE FUNDS REORGANIZE?
A: Wells Fargo Funds Management LLC is expected to become the investment advisor to the Funds after the close of business on December 31, 2004, subject to shareholder approval. The record keeping conversion and fund reorganizations are expected to occur in April of 2005.

Q:   WILL ANYONE BE CALLING STRONG FUNDS SHAREHOLDERS REGARDING THE PROXY?
A: A Strong representative or an independent solicitor may contact shareholders regarding this proxy. Please make sure to confirm to the client that Strong is aware these calls are taking place should a client call questioning the validity of a call such as this.

Q:   WHO IS PAYING FOR THE COSTS OF THIS PROXY SOLICITATION?
A: All expenses incurred for this proxy solicitation will be jointly paid for by Strong Capital Management, Inc. and Wells Fargo Funds Management, LLC. The expenses will not be charged to the Funds or their shareholders.

THE REORGANIZATION PROCESS
-------------------------------------------------------------------------------

Q:   WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?
A: If shareholders approve the proposed reorganization, an account will be created for you that will be credited with Wells Fargo Fund shares with an aggregate value equal to the value of your Strong Fund shares; however, no physical share certificates will be issued to you.

Q:   WILL THIS  PROPOSED  REORGANIZATION  RESULT IN ANY FEDERAL TAX LIABILITY TO
     ME?
A: Each proposed reorganization is intended to be tax-free for federal income tax purposes.

Q: WE SAY THE PROPOSED REORGANIZATIONS ARE INTENDED TO BE TAX-FREE FOR FEDERAL INCOME TAXES, WHAT ABOUT STATE?
A: Clients should consult their tax advisor about any potential state tax implications.

Q: CAN I EXCHANGE OR REDEEM MY STRONG FUND SHARES BEFORE THE PROPOSED REORGANIZATION TAKES PLACE?
A: Yes. You may exchange your Strong Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the proposed reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction or subject to any applicable deferred sales charges or redemption fees.
     Clients can also continue to contribute to Strong Funds prior to the proposed reorganizations.

Q: WHAT WILL HAPPEN TO THE PRICE OF THE ACQUIRING FUND ON THE DAY OF THE PROPOSED REORGANIZATION?
A: The price of the acquiring Fund will be impacted by the performance of the securities in that portfolio that day. The proposed reorganization, in itself, will not affect the price of the Fund.

Q: ARE THE ASSETS OF THE STRONG FUND MOVING IN KIND OR ARE THEY BEING LIQUIDATED AND THEN MOVED INTO THE WELLS FARGO FUND?
A: If shareholders approve the proposed reorganization, the assets of the Strong Fund will be transferred-in-kind into the Wells Fargo Fund.

Q: WILL/CAN WE WAIVE CONTINGENT REDEMPTION FEES FOR A CLIENT WHO WANTS TO GET OUT OF A FUND WITH A CONTINGENT REDEMPTION FEE IF THEY ARE NOT IN FAVOR OF THE PROPOSED REORGANIZATION?
A: If the client redeems prior to the reorganization and has not met the required holding period, we cannot waive the redemption fee. Redemption fees will not be charged before the proposed reorganization on shares held for the required amount of time for the applicable Fund. Redemption fees will not be applicable to shares of the Wells Fargo Fund received in the reorganization. However, a redemption fee may be charged on shares of the Wells Fargo Fund purchased after the reorganization. See the proxy statement for more information.

Q:   WHAT IS THE DIFFERENCE BETWEEN GROSS AND NET EXPENSES?
A:   Gross  expense  ratios  are  the  total  operating   expenses  of  a  fund,
     representing what a shareholder would POTENTIALLY pay if no waivers or expense reimbursements were in place.

     Net Expense Ratios are the expense level a shareholder can expect to ACTUALLY pay, taking into account any fee waivers or expense reimbursements to which a Fund's adviser has contractually committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.


Q:   HOW WILL THE PROPOSED REORGANIZATION AFFECT THE FUND'S EXPENSE RATIO?
A: In most cases, the total gross and net fund expense ratios for the acquiring Wells Fargo Funds following the Reorganization are expected to be the same or lower than the current total expense ratios of the Strong Funds. In a small number of cases, the expense ratio is expected to be higher.

Q: HOW WILL THIS PROPOSED REORGANIZATION IMPACT DISTRIBUTION OF THE PAYMENTS UNDER THE STRONG REGULATORY SETTLEMENT?
A: Strong is working diligently with various constituencies to engage an Independent Distribution Consultant (IDC) for the settlement, which will be paid for by Strong Financial Corporation or its subsidiaries. Once the selection of an IDC has received all necessary approvals, the IDC will submit a plan to Strong and the Securities and Exchange Commission (SEC) that outlines a payment plan for the settlement. Once the plan is approved by Strong, the SEC, and other possible interested parties, settlement payments will be made. The proposed reorganizations will have no affect on this process.

OPERATIONAL ISSUES
-------------------------------------------------------------------------------

Q: WILL THE HISTORICAL PERFORMANCE RECORD OF THE FUNDS CHANGE AFTER THE PROPOSED REORGANIZATION?
A: No. A Fund's historical performance record does not change. However, only a surviving Fund's historical performance record is reported going forward.

Q:   WHAT WILL HAPPEN TO THE CHECK WRITING OPTION?
A: Accounts in the Strong money market and fixed income Funds with the checkwriting option at the effective time of the Reorganization will continue to offer checkwriting in the corresponding Wells Fargo ("WF") Fund. In addition, new accounts in the Investor Class shares of the WF Money Market, WF Municipal Money Market, WF Heritage Money Market, WF National Tax-Free Money Market, WF Short-Term Bond, WF Short-Term Municipal Bond, WF Ultra Short-Term Income, and WF Ultra Short-Term Municipal Income Funds will also offer checkwriting.

Q: WILL SHAREHOLDERS OF THE FUNDS BEING REORGANIZED RECEIVE NEW ACCOUNT NUMBERS AFTER THE PROPOSED REORGANIZATION?
A:   Yes, all fund account numbers will change.

Q:   WHAT IF A CLIENT HAS ADDITIONAL QUESTIONS BEYOND THIS Q&A?
A: Calls can be transferred to the Proxy Help Desk for additional information on the proposed reorganization and its impact on a client's investment. If the Proxy Help Desk is unavailable and it is between the hours of 8:00 a.m. and 10:00 p.m. CST, transfer the call to D. F. King at 1-800-755-7250. If it is beyond these hours, set up a PXY Service Incident.

     Proxy questions received by BFDS Call Center representatives or other Wells Fargo entities should be transferred to D.F. King at 1-800-755-7250.